EXHIBIT 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             As adopted pursuant to

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of First PacTrust Bancorp, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on August 14, 2002, (the "Report"), I, Hans
R. Ganz, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of June 30, 2002 and results of operations of the Company for the three and six months ended June 30, 2002.


                                    ___/s/ Hans R. Ganz
                                    Name: Hans R. Ganz
                                    Title: President and Chief Executive Officer
                                    Date: August 14, 2002

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